AMENDED & RESTATED
                               ------------------
                             DEMAND PROMISSORY NOTE
                             ----------------------
                  (OF THE ORIGINAL DEMAND PROMISSORY NOTE DATED
                 NOVEMBER 17, 1998 IN THE AMOUNT OF $1,650,000)

$1,400,000                                                      ATLANTA, GEORGIA
                                                               OCTOBER 1ST, 1999

     FOR VALUE RECEIVED, the undersigned (herein referred to as "Debtor") promises to pay on demand to the order of Emergent Asset Based Lending, L.L.C. (assignee of Emergent Business Capital Asset Based Lending, Inc fka Emergent Financial Corp.), a Maryland Limited Liability Company (herein referred to as "Secured Party"), at its office at 6100 Lake Forrest Drive, Suite 240, Atlanta, GA 30328, or at such other place as the holder hereof may designate, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($ 1,400,000) or so much thereof as shall have been advanced hereagainst and shall be outstanding, together with interest, calculated on the basis of a 360-day year, on so much of the principal balance of this Amended and Restated Demand Promissory Note (herein "Note") as may be outstanding and unpaid from time to time, at the rate per annum of TWO PERCENT (2.00%) above the Prime Rate as defined in that certain Loan and Security Agreement executed by Debtor on NOVEMBER 17, 1998, as may have been amended from time to time, (the applicable rate per annum at any given time being hereinafter referred to as the "Interest Rate").

     The Interest Rate shall be TEN AND ONE-QUARTER PERCENT (10.25%) unless and until adjusted hereunder.

     Unless demand for payment is earlier made, accrued interest shall be payable monthly on the first day of the calendar month following the month in which it accrues with payments thereof commencing on the first day of OCTOBER 1999, and continuing to be due on the same day of each succeeding calendar month thereafter until principal and interest are paid in full.

     For purposes of calculating interest hereunder, the Prime Rate shall be adjusted daily. The Prime Rate as announced by the Bank ("Bank" as defined in that certain Loan and Security Agreement executed by Debtor on NOVEMBER 17, 1998, as may have been amended from time to time) on each business day shall be the Prime Rate for that day and all immediately succeeding non-business days of Bank. In the event the Prime Rate as announced by Bank is discontinued as a standard, the holder hereof shall a comparable reference rate as a substitute thereof. Any overdue payment of principal or interest on this Note shall bear interest at the interest rate until paid, but only to the extent that payment of such interest on overdue principal or interest enforceable under applicable law.

     The rate of interest charged to the undersigned hereunder shall in no event be higher than that allowed by law. All payments received will applied in the manner defined in that certain Loan and Security Agreement executed by Debtor on the same date NOVEMBER 17, 1998, as may have been amended from time to time.

     The undersigned entered into a Loan and Security Agreement and other related agreements as of November 17, 1998, as may have been amended from time to time, (the "Transaction Documents"), pursuant to which a Demand Promissory Note was made and delivered to Secured Party for which this Amended and Restated Demand Promissory Note modifies and replaces but in no way to be construed as a novation of the indebtedness thereto. Any act of default by the undersigned under any of the Transaction Documents shall constitute a default under this Note. The undersigned and Secured Party contemplate that the original principal sum evidenced by this Note may be reduced from time to time and that additional loans may be made by Secured Party to the undersigned in the future. Such additional loan, as so designated, shall be evidenced by this Note and subject to its terms; provided, however, that the principal amount evidenced by this Note shall not exceed the principal amount shown above.

     If any proceedings be instituted by or against Debtor alleging that Debtor is insolvent, unable to pay his debts as they mature, or not generally paying his debts as such debts become due; or if any proceedings be instituted by or against Debtor under the Federal Bankruptcy Code or any successor statute; or if any proceeding be instituted seeking the appointment of a receiver or trustee for all of any portion of Debtor's property; or if any proceedings affecting the rights of creditors generally be instituted by or against Debtor, this Note, without demand or notice of any kind, immediately shall become due and payable. This paragraph is in addition to and in no way is a limitation upon the other rights of Secured Party under this Note, any other instrument, or any of the Transaction Documents between Secured Party and Debtor, or applicable law.

     In case this Note is collected by or through an attorney-at-law, all costs of collection, including reasonable attorney's fees, shall be paid by Debtor.

     Time is of essence.

     Demand, presentment, notice, notice of demand, notice of payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note.

     Secured Party shall not be deemed to waive any of its rights unless such waiver be in writing and signed by Secured Party. No delay or omission by Secured Party in exercising any of its rights shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

     This note shall be governed by an construed and enforced in accordance with the laws of the State of Georgia. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of this Note. The word "Secured Party" as used herein shall include transferees, successors and assigns of Secured Party, and all rights of Secured Party hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Debtor shall bind his heirs, legal representatives, successors and assigns.

     Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. Without limiting the generality of the foregoing, should more than one person execute this Note as maker, the words "Debtor," "he," "his," and "its" as used herein shall include all such persons collectively and each person individually, and each maker shall be jointly and severally liable hereunder. "Person" as used herein means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated association or government or any agency or political subdivision thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Demand Promissory Note to be duly executed and its seal affixed by its duly authorized officers, or has signed and sealed this Note as the case may be, and has delivered this Note to Secured Party, the day and year first written above.

                           Debtor:  COMPUTONE CORPORATION

                           BY:      /s/ Perry Pickerign
                                    -------------------
                                    PERRY PICKERIGN, PRESIDENT

                           ATTEST:  /s/ Greg Roseberrry
                                    ---------------------
                                    GREG ROSEBERRY, CORPORATE SECRETARY

                                    (CORPORATE SEAL)

                                  AMENDMENT #1
                                       TO

THE LOAN AND SECURITY AGREEMENT AND RELATED FINANCING DOCUMENTS DATED NOVEMBER 17, 1998 BETWEEN EMERGENT BUSINESS CAPITAL ASSET BASED LENDING, INC. FKA. EMERGENT FINANCIAL CORP. AND ASSIGNED TO EMERGENT ASSET BASED LENDING, L.L.C. AS OF 12/03/98 (HEREIN REFERRED TO AS "SECURED PARTY") AND COMPUTONE CORPORATION
                        (HEREIN REFERRED TO AS "DEBTOR")

For and in consideration of the premises, the mutual agreements, warranties and representations herein made, and other and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and Secured Party agree to as follows; that the Loan and Security Agreement, Shareholders Consent, Certificate of Board Resolutions and Incumbency, Disclosure Statement Regarding Interest and Other Charges, Demand Promissory Note executed November 17, 1998 and other related Transaction Documents as defined in that certain Loan and Security Agreement between Debtor and Secured Party dated November 17, 1998 as may have been amended from time to time are herein amended as follows:

1. As evidenced by the Loan and Security Agreement dated November 17, 1998, between Debtor and Secured Party, the Schedule to the Loan and Security Agreement dated November 17, 1998 is herein amended and restated in accordance to the Amended and Restated Schedule #1 to the Loan and Security Agreement executed in conjunction with this Amendment #1 and made a part of this document as Exhibit "A".
2. The Demand Promissory Note shall be amended and restated in its entirety by an Amended and Restated Demand Promissory Note. The Amended and Restated Demand Promissory Note shall be in the amount of $1,400,000.
3. The Amendment to the Loan and Security Agreement, the Amended and Restated Schedule to the Loan and Security Agreement and/or the Amended and Restated Demand Promissory Notes represents modifications to the agreements and shall not be construed as a novation.

DEBTOR ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT TO THE LOAN AND SECURITY AGREEMENT ALONG WITH THE AMENDED AND RESTATED SCHEDULE #1, ATTACHED HERETO AS EXHIBIT "A", AND IS AWARE OF ALL OF THE TERMS THEREOF, THAT THEY MERELY CONSTITUTE AN OFFER BY DEBTOR TO SECURED PARTY UNTIL AND UNLESS ACCEPTED BY SECURED PARTY IN WRITING AT ITS PRINCIPAL PLACE OF BUSINESS.

ACCEPTED THIS 1st DAY OF October, 1999.
              ---        -------

ATTEST:                             DEBTOR:  COMPUTONE CORPORATION
/s/ Greg Roseberry                  /s/ Perry Pickerign
------------------                  --------------------------
                                    Perry Pickerign, PRESIDENT


Accepted and agreed to this 1st day of October, 1999
                            ---        -------

Witness:                            Emergent Asset Based Lending, L.L.C.,
                                    assignee of Emergent Business Capital Asset
                                    Based Lending, Inc. fka. Emergent
                                    Financial Corp.
/s/ Charlie Liles                   /s/ Connie Warne
                                    -------------------------
                                    Connie Warne, Senior Manager

                                   EXHIBIT "A"
                        #1 AMENDED AND RESTATED SCHEDULE
           TO THE LOAN AND SECURITY AGREEMENT DATED NOVEMBER 17, 1998

     This Amended and Restated Schedule is a part of a Loan and Security Agreement, dated November 17, 1998, between Computone Corporation and Emergent Asset Based Lending, L.L.C., Assignee of EMERGENT BUSINESS CAPITAL ASSET BASED LENDING, INC. fka Emergent Financial Corp. and succeeds the original Schedule dated November 17, 1998 and any amended Schedules heretofore. The amended schedule  items  covered  under this Amended and Restated  Schedule  pertains to
Schedule Item #1(A) & (B); 19 & 35.

1.   Borrowing Capacity (SS 1.1(c))
     ------------------------------

     Borrowing Capacity at any time shall be the net amount determined by taking the lesser of the following amounts:

     (A)  $ 1,400,000
          or
     (B)  the amount equal to the sum of:

          (i)  80% of the Receivable Borrowing Base;

     and  (ii) the  lessor  of  $200,000.00  or  the  amount  of  the  Inventory
               Borrowing Base and subtracting from the lessor of (A) or (B) above, the sum of (a) banker's acceptances, plus (b) letters of guaranty, plus (c) standby letters of credit.

2.   Inventory Borrowing Base Percentages (SS 1.1(r))
     ------------------------------------------------

     The following percentages of dollar value (calculated at the lower of actual cost or market value) are applicable to the following categories of Eligible Inventory:

     ( X )  FINISHED GOODS, TO THE EXTENT OF  20.00%;
     ( X )  RAW MATERIALS, TO THE EXTENT OF 20.00 %;
     (n/a)  work in process to the extent of ___%.

3.   Cash Discount (SS 1.1(g) & 10.3)
     --------------------------------

     MAXIMUM CASH DISCOUNT OF 2.00%, 10 DAYS

4.   Receivable--Age (SS 1.1(o)(i))
     ------------------------------

     90 DAYS AFTER     ( X )  INVOICE DATE
                       (   )  due date (not to  exceed  ___ days
                              after  invoice  date)  shown  on the
                              Invoice  evidencing  the  applicable
                              Receivable.

5.   Receivable Disqualification Percentage (SS 1.1(o) (vi))
     -------------------------------------------------------

     25% OR MORE

6.   Permissible Foreign Account Debtors (SS 1.1(o)(vii))
     ----------------------------------------------------

     NONE

7.   Inventory Accounting (SS 1.1(r))
     --------------------------------

     ( X )  FIRST-IN, FIRST-OUT (FIFO)
     (   )  Last-in, first-out  (LIFO)
     (   )  Other as specified below

8.   Payment Account (SS 1.1(t))
     ---------------------------

     THERE IS ( X )             A PAYMENT ACCOUNT
     is not   (   )

     Name and address of depository bank:        NationsBank, N.A.

9.   State of Incorporation (SS 4.2(b), 5.1)
     ---------------------------------------

     Debtor:                    DELAWARE
     Consolidated Subsidiary    N/A

10.  Location(s) of Inventory and Equipment (SS 5.4(c), 5.7, 5.8(a) & 11.1)
     ----------------------------------------------------------------------

     Inventory Locations:       1060 WINDWARD RIDGE PARKWAY,
                                SUITE 100, ALPHARETTA, GA  30005

     Equipment Locations (including names and addresses of owners or real property and mortgages):
                                1060 WINDWARD RIDGE PARKWAY,
                                SUITE 100, ALPHARETTA, GA  30005

11.  Permitted Encumbrances (SS 5.5(a), 5.5(c) & 11.3)
     -------------------------------------------------

     NONE, OTHER THAN (I) THAT OF SECURED PARTY, (II) ANY PURCHASE MONEY SECURITY INTEREST UNDER CAPITAL EXPENDITURES ALLOWANCE AS OUTLINED UNDER
     SCHEDULE ITEM #31 AS IT PERTAINS TO SPECIFIC EQUIPMENT ONLY, AND (III) THOSE AGAINST SPECIFIC EQUIPMENT IN EXISTENCE AT THE TIME OF THE CLOSING OF THIS LOAN AND SECURITY AGREEMENT AS DISCLOSED IN EXHIBIT A-1 TO THIS SCHEDULE TO THE LOAN AND SECURITY AGREEMENT.

12.  Business Records Location (SS 5.7(a), 5.7(c) & 11.1)
     ----------------------------------------------------

     1060 WINDWARD RIDGE PARKWAY,  SUITE 100, ALPHARETTA, GA  30005

13.  Trademarks and Patents (SS 5.17)
     --------------------------------

     DEBTOR:                    NONE
     Consolidated Subsidiary:   N/A

14.  Margin Stock: (SS 5.22)
     ---------------------------
                                NONE

15.  Labor Contracts (SS 5.24)
     -------------------------

     DEBTOR:                    NONE
     Consolidated Subsidiary:   N/A

16.  Authorized Shares (SS 5.27)
     ---------------------------

     No. of authorized common shares:            ________
     Par Value of common shares:                 $.01
     No. of issued and outstanding shares:       7,455,044

17.  Required Documents (SS 6.1, 6.4, 6.7, 9.2(b)
     --------------------------------------------

                                                                 Check if Required         Frequency Due
                                                                 -----------------         -------------
     Borrowing Base Certificate                                  ( X )                     Daily
     Receivable Schedule (Aging)                                 ( X )                     Monthly, for the end of the
                                                                                           month, due by the 10th of
                                                                                           the following month.
     Inventory Reports
     (a)   Value Reports                                         ( X )                     Upon Request
     (b)   Periodic Summary Reports                              ( X )                     Upon Request
     (c)   Dispute Report                                        ( X )                     Upon Request

     Credits & Extension Reports                                 ( X )                     Same as Receivable Aging

     Copies of billing documents relating to the Receivables     ( X )                     Upon Request

     List of names and addresses of Account Debtors              ( X )                     At closing and upon request.

     Reconciliation report, in form satisfactory to              ( X )                     Monthly, for the end of the
     Secured Party, showing all Receivables, collections,                                  month, due by the 10th of
     payments, Credits, & Extensions since the proceeding report                           the following month.

     Payable aging report, showing the amounts due and           ( X )                     Monthly, for the end of the
     owing on all of Debtor's payable according to Debtor's                                month, due by the 10th of
     records as of the close of such periods as shall be                                   the following month.
     specified by Secured Party.

     Payroll tax returns                                         ( X )                     Quarterly
     Payroll tax calculations and deposit information            ( X )                     Monthly
     Invoice and Credit registers                                ( X )                     Daily or with each Advance
                                                                                                Request

18.  Interest Rate (SS 8.2)
     ----------------------

     TWO PERCENT (2.00% ) PLUS THE GREATER OF (I) THE PRIME RATE OR (II) SEVEN AND ONE-HALF PERCENT ( 7.50%)

19.  Fees and Due Dates (SS 8.3)
     ---------------------------

     Type                     Amount                                Due Date(s)
     ----                     ------                                -----------
     Monthly Service Fee      The greater of .45% of the            Due and payable on the first day of each
                              Average Daily Balance of the          month for the preceding month.
                              loan outstanding

     Facility Fee             1.00% of the total credit facility    At renewal date and at each anniversary
                              defined under Schedule Item #1(A)     date of the Loan and Security Agreement
                                                                    in the event of renewal.

     Overline                 Fee .50% per daily occurrence of      Due and payable on the first day of each
                              the excess of indebtedness over       month for the preceding month.
                              the borrowing capacity defined
                              in Schedule Item 1(A).

     Overcollateral Fee       .50% per daily occurrence of          Due and payable on the first day of each month
                              the excess of indebtedness over       for the preceding month.
                              the borrowing capacity defined
                              in Schedule Item 1(A).

     Audit Fee                $500  per day plus out of             Due on the first day of each calendar quarter.
                              pocket travel expenses.

20.  Uncollected Funds Adjustment (SS 8.6)
     -------------------------------------

     (   )   ________________ calendar days; or
     ( X )   THREE (3) BUSINESS DAYS .
     (   )   for each Item, the number of days estimated by Secured party as necessary for collection of funds.

21.  Additional Covenants (SS 10 & 11)
     ---------------------------------

22.  Annual Financial Statements -- Timing (SS 10.1(a))
     --------------------------------------------------

23.  Annual Financial Statements -- Form (SS 10.1(a))
     ------------------------------------------------

     The  following   prepared  by  independent   certified  public  accountants
     satisfactory to Secured Party

     (   )   a compilation
     (   )   a review or
     ( X )   AUDITED

24.  Interim Financial Statements (SS 10.1(b)
     ----------------------------------------

25.  Terms of Sale (SS 10.3)
     -----------------------

     Due dates of no more than 30 calendar days from date of Invoice, except in regard to transactions specified below under "Datings."

     Datings:                   NONE

26.  Net Working Capital; Consolidated Tangible Net Worth (SS 10.13)
     ---------------------------------------------------------------

     Minimum net working capital                 NOT TO DETERIORATE MORE THAN
                                                 $100,000 FROM COMPUTED LEVELS
                                                 FROM THE 4/2/99 AUDITED
                                                 BALANCE SHEET.
     Minimum consolidated tangible net worth:    NOT TO DETERIORATE MORE THAN
                                                 $100,000 FROM COMPUTED LEVELS
                                                 FROM THE 4/2/99 AUDITED
                                                 BALANCE SHEET.

27.  Permitted Borrowing (SS 11.2)
     -----------------------------

     Debtor: NONE, OTHER THAN (I) THE INDEBTEDNESS OWED TO SECURED PARTY; (II) THE PERMITTED PURCHASE MONEY SECURITY INTEREST UNDER THE CAPITAL EXPENDITURES ALLOWED PURSUANT TO SCHEDULE ON ITEM #31; AND (III) THOSE IN EXISTENCE AT THE TIME OF THE CLOSING OF THIS LOAN AND SECURITY AGREEMENT AS DISCLOSED IN EXHIBIT A-2 TO THIS SCHEDULE TO THE LOAN AND SECURITY AGREEMENT.

     Consolidated Subsidiary:   N/A

28.  Permitted Investments and Advances (SS 11.9(d))
     -----------------------------------------------

     Debtor:                    NONE
     Consolidated Subsidiary:   N/A

29.  Permitted Guaranties (SS 5.18, 11.10)
     -------------------------------------

     Debtor:                    NONE
     Consolidated Subsidiary:   N/A

30.  Maximum Annual Lease Rentals (SS 11.11)
     ---------------------------------------

     Debtor: NONE, EXCEPT FOR NEW INDEBTEDNESS ALLOWED IN CONJUNCTION WITH PERMITTED CAPITAL EXPENDITURES UNDER SCHEDULE ITEM #31.

     Consolidated Subsidiary:   N/A

31.  Permitted Capital Expenditures (SS 11.12)
     -----------------------------------------

     Debtor:                    $125,000 ANNUALLY
     Consolidated Subsidiary:   N/A

32.  Maximum Aggregate Compensation (SS 11.13(a))
     --------------------------------------------

     Debtor:                    $
     Consolidated Subsidiary:   $

33.  Maximum Annual Compensation for Certain Individuals (SS 11.13(b))
     -----------------------------------------------------------------

                               Name Amount
     Debtor:
     Consolidated Subsidiary:

34.  State (SS 1.1(ff))
     ------------------

                       GEORGIA

35.  Initial Term and Renewal Term (SS 14.13)
     ----------------------------------------

          Initial Term:     ONE YEAR
          Renewal Term:     ANNUALLY

36.  Percentage of Stock  Ownership of  Consolidated  Subsidiaries  (SS 5.25, SS
     ---------------------------------------------------------------------------
     10.24))
     -------

     Consolidated Subsidiary            Debtor's Percentage of ownership


37.  Prepayment Premium (SS 14.13)
     -----------------------------

     1.00% of the Borrowing Capacity defined in Schedule 1.

38.  Other Provisions (SS 14.9)
     --------------------------

     - Reference to Section 1.1 of Loan and Security Agreement: "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations and covenants and duties owing, arising, due or payable from Debtor to Secured Party of any kind or nature, present of future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, the Demand Promissory Note or under the other Transaction Documents or otherwise, whether direct to indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' and paralegals' fees and any other sums chargeable to Debtor by Secured Party under this Agreement or the other Transaction Documents.

     - Each account debtor will be notified to direct payment to Secured Party. Secured Party will review the notification requirement and may allow for a lockbox arrangement should Debtor be successful in raising additional equity. The requirement will be based on actual cash infusion of $1,500,000 in equity; provided that no events of default are present in the credit facility at that time.

     - Reference is made to Section 14.13 (b) - This paragraph is amended to read "Prepayment Premium. If Debtor pays in full all or substantially all of the principal balance of Advances prior to the end of the initial term or any renewal term of this Agreement as set forth in Item 37 of the Schedule, other than temporarily from funds internally generated in the ordinary course of business, at the time of any such payment Debtor shall also pay to Secured Party the prepayment premium set forth in Item 37 of the Schedule."


     - Reference is made to Section 12.1(g) "Events of Default - Judgements" The occurrence of an event of Default will take place should any single judgement against Debtor be granted in excess of $100,000, or collectively judgements in excess of $250,000, in any of the pending suites described herein.

          -    Capella Worldwide Networking, Inc. versus Debtor

          -    Comercia Bank versus Debtor

          -    United States Security and Exchange Commission versus Debtor

          -    Marshall Industries, Inc. versus Debtor

          -    Edward T. Lack, Jr. versus Debtor

39.  Bank or Financial Institution (SS 1.1(w))
     -----------------------------------------

     NationsBank, N.A.

The undersigned have executed this Schedule on the 1st DAY OF October , 1999.

Secured Party:    EMERGENT ASSET BASED       Debtor:  COMPUTONE CORPORATION
                  LENDING, LLC

By: /s/ Connie Warne                         By:  /s/ Perry Pickerign
   ---------------------------------              -------------------
                                                    PERRY PICKERIGN, PRESIDENT

Attest: /s/ Charlie Liles                    Attest: /s/ Greg Roseberry
        ----------------------------                 ------------------
                                             GREG ROSEBERRY,
                                             ASST. CORPORATE SECRETARY

         (Corporate Seal)                    (Corporate Seal)